OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

JULY 26, 2011 Summary Prospectus

(Class A: OAFJX)  (Class C: OCIRX)  (Class Z: OBFJX)  (Institutional Class: OIDIX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 888-772-2888 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus and statement of additional information, both dated July 26, 2011, are incorporated by reference into this summary prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price )	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	1.00%	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) Fees	None	0.75%	None	None
Other Expenses
Service Fees	0.25%	0.25%	None	None
Other Operating Expenses	0.35%	0.42%	0.44%	0.25%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Other Expenses	0.63%	0.70%	0.47%	0.28%
Total Annual Operating Expenses(1)	1.08%	1.90%	0.92%	0.73%
Expense (Reduction)/Recoupment	(0.22%)	(0.29%)	(0.31%)	(0.20%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	0.86%	1.61%	0.61%	0.53%

(1)
Total Annual Operating Expenses do not correlate to the Ratios of Gross Expenses to Average Net Assets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 0.83%, 1.58%, 0.58% and 0.50%  for Class A, Class C, Class Z and Institutional Class shares, respectively.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$559	$782	$1,023	$1,712
Class C	$264	$569	$1,000	$2,199
Class Z	$62	$262	$478	$1,103
Institutional Class	$54	$213	$386	$887

You may pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$164	$569	$1,000	$2,199

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 575.48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities.  The Fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities.  The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The Fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index.  As of June 30, 2011 the Fund’s average duration was 3.78 years, which was approximately 102% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index. The Fund’s dollar weighted average maturity will typically be between 3 and 10 years.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Credit Risk.  The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities.  Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.  U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Interest Rate Risk.  When interest rates change, the value of the Fund’s holdings will be affected.  An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.  Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk.  This risk relates primarily to mortgage-backed securities.  During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal.  Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

High Yield Risk.  The Fund may invest in high yield securities (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities.  These securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.  An economic downturn or period of rising interest rates could adversely affect the market for high yield bonds and reduce the Fund’s ability to sell these securities (liquidity risk).  High yield issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders.  If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.  Prices of high yield bonds are subject to extreme price fluctuations.  Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Changes in Debt Ratings.  If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns for the 1, 5, and 10-year or since inception periods compare to those of an unmanaged securities index.  The performance table provides average annual total return information for the Fund’s Class A, Class C, Class Z and Institutional Class shares.  The Fund’s performance is compared to the Barclays Capital U.S. Intermediate Aggregate Bond Index, a widely recognized, unmanaged index of fixed income securities with medium term durations.  All performance figures reflect the reinvestment of dividends and capital gains distributions.  The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Updated performance information is available at oldmutualfunds.com or by calling 888-772-2888.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares.  Performance for the Fund’s other share classes will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2010 – Class Z Shares

2004	5.17%
2005	2.69%
2006	4.43%
2007	5.30%
2008	3.26%
2009	10.05%
2010	6.00%

The Fund’s Class Z shares year-to-date return as of June 30, 2011 was 2.83%.

Best Quarter:	9/30/09	3.86%
Worst Quarter:	6/30/07	(0.74%)

Sales loads are reflected in the following performance table. (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2010

	Inception (or “as of”) Date	Past 1 Year	Past 5 Years	Life of Fund

Class A	7/31/03

Before Taxes		0.77%	4.55%	4.70%

Class C	7/31/03

Before Taxes		3.96%	4.75%	4.58%

Class Z	7/31/03

Before Taxes		6.00%	5.78%	5.62%

After Taxes on Distributions		3.25%	3.68%	3.64%

After Taxes on Distributions and		4.25%	3.75%	3.67%
Sale of Fund Shares

Institutional Class	12/20/06

Before Taxes		6.18%	N/A	6.27%

Barclays Capital U.S. Intermediate Aggregate Bond Index	7/31/03

(Reflects No Deduction for Fees,
Expenses or Taxes)		6.15%	5.81%	5.66%

After-tax performance is shown for the Fund’s Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                           Old Mutual Capital, Inc.

Investment Sub-Adviser:                                           Dwight Asset Management Company LLC (“Dwight”)

Portfolio Managers:

Name	Title	Length of Service with Dwight
W. Frank Koster	Chief Investment Officer	Since 2009
Edwin A. Martin, CFA, FSA, MAAA	Senior Vice President and Head of Quantitative Analysis	Since 2003
Paul Norris	Executive Vice President and Head of Structured Products	Since 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares, Class C Shares, and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.